                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2005
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

              New York                     1-11398             11-2520310
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   (State or Other Jurisdiction           (Commission        (IRS Employer
         of Incorporation)                 File Number)    Identification No.)

60 Heartland Blvd., Edgewood, New York                           11717
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 9, 2005, the Company issued a press release discussing its financial results for the three and nine months ended September 30, 2005. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

         99.1    Press release, dated November 9, 2005, announcing
                 September 30, 2005 financial results

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 10, 2005                CPI AEROSTRUCTURES, INC.

                                    By:   /s/ Edward J. Fred
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                                          Edward J. Fred
                                          Chief Executive Officer

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